Exhibit 10.3


                                ESCROW AGREEMENT


THIS AGREEMENT dated for reference the 27th day of January, 1999.


AMONG:


     BINGO.COM, INC. (formerly known as Progressive General Lumber Corp.), a company, incorporated pursuant to the laws of the State of Florida and having an address of Suite 702 - 543 Granville Street, Vancouver, British Columbia V6C 1X8

     (hereinafter called the "Purchaser")

                                                         OF THE FIRST PART

AND:

     BINGO, INC., a corporati6n incorporated pursuant to the laws of Anguilla and having an address at P.O. Box 1127, The Hansa Bank Building, Landsome Road, The Valley, Anguilla, B.W.1.

     (hereinafter called the "Vendor")

                                                         OF THE SECOND PART

AND:

     CLARK, WILSON, Barristers & Solicitors, of Suite 800 - 885 West Georgia Street, Vancouver, British Columbia V6C 3H1

     (hereinafter called the "Escrow Agent")

                                                         OF THE THIRD PART

WITNESSES THAT WHEREAS:

A. Pursuant to the Asset Purchase Agreement, the Purchaser agreed to purchase the domain name "bingo.com" (the "Domain Name") from the Vendor;

B. The Asset Purchase Agreement provides that in the event the Purchaser defaults in certain payments to the Vendor, the Purchaser will cause the Domain Name to be transferred, assigned and relinquished back to the.Vendor;



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                                      -2-



C. In order to facilitate such transfer in the event of such default by the Purchaser, the Purchaser has agreed to deliver to the Escrow Agent the Transfer Documents fully executed by the Purchaser and specifying the Vendor as the new registrant for the Domain Name;

D. The Purchaser and Vendor have agreed that the Escrow Agent shall hold the Purchase Shares until confirmation is received that the Domain Name has been registered in the name of the Purchaser; and

E. The Vendor and the Purchaser desire to appoint the Escrow Agent, and the Escrow Agent has agreed to act as escrow agent to hold the Transfer Documents and the Purchaser Shares in accordance with the terms hereof;

THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties covenant and agree as follows:

1.        DEFINITIONS AND INTERPRETATION

1.1       Wherever  used  in  this  Agreement,   unless  the  context  otherwise
requires, the following words and terms will have the meanings shown:

     (a)  "Agreement" means this Escrow Agreement;

     (b) "Asset Purchase Agreement" means the asset purchase agreement, dated for reference January 18, 1999, and made among the Vendor and the Purchaser;

     (c) "Notice of Dispute" means a written objection of the Purchaser to delivery of the Transfer Documents to the Vendor pursuant to a Default Notice, together with evidence of payment of the outstanding amounts owing to the Vendor;

     (d) "Purchase Shares" means 500,000 common shares without par value in the capital stock of the Purchaser issuable to the Vendor pursuant to the Asset Purchaser Agreement;

     (e) "Statutory Declaration" means a statutory declaration or equivalent signed by an officer of the Vendor and notarized, stating that the amount owing by the Purchaser, pursuant to a Default Notice delivered at least 60 days prior to the statutory declaration, remains unpaid;

     (f) "Transfer Documents" means all of the registrant name change agreements (or such form of document as is required from time to time by the administrator of the InterNIC internet domain name registration service to effect such transfer and registration) executed by the Purchaser transferring the Domain Name from the Purchaser to the Vendor.


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                                      - 3 -


1.2 Any capitalized term not defined herein shall have the meaning ascribed thereto in the Asset Purchase Agreement.

1.3       In this Agreement:

     (a) the headings have been inserted for convenience of reference only and in no way define, limit, or enlarge the scope or meaning of the provisions of this Agreement;

     (b) all references to any party, whether a party to this Agreement or not, will be read with such changes in number and gender as the context or reference requires; and

     (c) when the context hereof makes it possible, the word "Person" includes in its meaning any firm and any body corporate or politic.

2.        DEPOSIT OF TRANSFER DOCUMENTS AND PURCHASE SHARES

2.1 The Purchaser will within thirty (30) days after completion of the registration of the Domain Name in the name of the Purchaser deliver the Transfer Documents to the Escrow Agent for deposit in escrow with the Escrow Agent on the terms of this Agreement and the Asset Purchase Agreement.

2.2 The Purchaser will deliver, on Closing of the Asset Purchase Agreement, the Purchase Shares to the Escrow Agent for deposit in escrow with the Escrow Agent on the terms of this Agreement and the Asset Purchase Agreement.

3.        ESCROW PROVISIONS TRANSFER DOCUMENTS AND PURCHASE SHARES

3.1 The Purchaser hereby directs the Escrow Agent to retain the Transfer Documents and the Purchase Shares, and not to do or cause anything to be done.to release the same from escrow except in accordance with this Agreement. The Escrow Agent accepts its responsibilities hereunder and agrees to perform them in accordance with the terms hereof.

3.2 The Escrow Agent will hold the Purchase Shares in escrow and undelivered until written confirmation (the "Confirmation") is received from InterNIC that the Domain Name has been transferred to the Purchaser in which case the Escrow Agent shall deliver the certificates representing the Purchase Shares to the Vendor. If the Confirmation is not received within thirty (30) days after Closing of the Asset Purchase Agreement, the Escrow Agent shall deliver the certificates representing the Purchase Shares to the Purchaser.

3.3 The Escrow Agent will hold the Transfer Documents in escrow and undelivered so long as the Purchaser is not in default of payment of the Purchase Price as provided in the Asset Purchase Agreement and will deliver the Transfer Documents to the Vendor if, after expiration of the Default Period in respect of any particular Default Notice, the Purchaser has



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                                     - 4 -


not made the outstanding payment specified in that Default Notice and the Vendor has delivered the Statutory Declaration to the Escrow Agent and the purchaser has not delivered a Notice of Dispute to the Escrow Agent.

3.4 The Vendor agrees to deliver to the Escrow Agent a copy of any Default Notice delivered to the Purchaser. Upon the expiration of the Default Period, if the, outstanding payment specified in the Default Notice has not been paid, the Vendor will deliver to the Escrow Agent the Statutory Declaration. If prior to the receipt of the Statutory Declaration the Purchaser has delivered to the Escrow Agent a Notice of Dispute, the Es crow Agent may:

     (a) retain the Transfer Documents until the Purchaser and the Vendor deliver joint instructions to the Escrow Agent; or

     (b) interplead the Transfer Documents into court in an interpleader action for the benefit of the Purchaser and the Vendor.

3.5 If the Escrow Agent delivers the Transfer Documents to the Vendor pursuant to Clause 3.2, without restricting any other rights available to it, the Vendor will be entitled to transfer the Domain Name into its name.

3.6 The Transfer Documents and the Purchase Shares will not be sold, assigned, hypothecated, alienated, released from escrow, transferred within escrow or otherwise in any manner dealt with except in accordance with this Agreement or as may be required by reason of the bankruptcy of the Purchaser, in which case the Escrow Agent will hold the Transfer Documents and the Purchase Shares subject to this Agreement, for whatever person, firm or corporation shall be legally entitled to be or become the registered owner thereof.

4.        THE ESCROW AGENT

4.1 In exercising the rights, duties and obligations prescribed or confirmed by this Agreement, the Escrow Agent will act honestly and in good faith and will exercise that degree of care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

4.2 The Purchaser and the Vendor jointly and severally covenant and agree from time to time and at all times hereafter well and truly to save, defend and keep harmless and fully indemnify the Escrow Agent, its successors, and assigns, from and against all loss, costs, charges, suits, demands, claims, damages and expenses which the Escrow Agent, its successors or assigns may at any time or times hereafter bear, sustain, suffer or be put unto for or by reason or on account of its acting pursuant to this Agreement or anything in any manner relating thereto or by reason of the Escrow Agent's compliance in good faith with the terms hereof.

4.3 In case proceedings should hereafter be taken in any court respecting the Transfer Documents or the Purchase Shares, the Escrow Agent will not be obliged to defend any such action or submit its rights to the court until it has been indemnified by other good and sufficient security in addition to the indemnity given in Clause 4.2 against its costs of such proceedings.



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                                      - 5 -

4.4 The Escrow Agent will have no responsibility in respect of loss of the Transfer Documents or the Purchase Shares except the duty to exercise such care in the safekeeping thereof as it would exercise if the Transfer Documents and the Purchase Shares belonged to the Escrow Agent. The Escrow Agent may act on the advice of counsel but will not be responsible for acting or failing to act on the advice of counsel.

4.5 The Escrow Agent will not be bound in any way by any contract between the parties hereto whether or not it has notice thereof or of its terms and conditions and the only duty, liability and responsibility of the Escrow Agent will be to hold the Transfer Documents and the Purchase Shares as herein directed and to pay and deliver the same to such persons and other such conditions as are herein set forth.. The Escrow Agent will not be required to pass upon the sufficiency of any of the Transfer Documents or Purchase Shares or to ascertain whether or not the person or persons who have executed, signed or otherwise issued or authenticated the said documents have authority to, so execute, sign or authorize, issue or authenticate the said documents or any of them, or the same persons named therein or otherwise to pass upon any requirement of such instruments that may be essential of their validity, but it shall be sufficient for all purposes under this Agreement insofar as the Escrow Agent is concerned that the said documents are deposited with it as herein specified by the parties executing this Agreement with the Escrow Agent.

4.6 In no event will the Escrow Agent be deemed to have assumed any liability or responsibility for the sufficiency, form and manner of making any notice or demand provided for under this Agreement or of the identity of the persons executing the same, but it shall be sufficient if any writing purporting to be such a notice, demand or protest is served upon the Escrow Agent in any manner sufficient to bring it to its attention.

4.7 In the event that the Transfer Documents or Purchase Shares are attached, garnished or levied upon under any court order, or if the delivery of such property is stayed or enjoined by any court order or if any court order, judgment or decree is made or entered affecting such property or affecting any act by the Escrow Agent, the Escrow Agent may, in its sole discretion, obey and comply with all writs, orders, judgments or decrees so entered or issued, whether with or without jurisdiction, notwithstanding any provision of this Agreement to the contrary. If the Escrow Agent obeys and complies with any such writs, order, judgment. or decrees it will not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding that such writs, orders, judgments or decrees may be subsequently reversed, modified, annulled, set aside or vacated.

4.8 Except as herein otherwise provided, the Escrow Agent is authorized and directed to disregard in its sole discretion any and all notices and warnings which may be given to it by any of the parties hereto or by any other person, firm, association or corporation. It will, however, obey the order, judgment or decree of any court of competent jurisdiction, and it is hereby authorized to comply with and obey such orders, judgements or decrees and in case of such compliance, it shall not be liable by reason thereof to any of the parties hereto or to any other person, firm, association or corporation, even if thereafter any such order, judgment or decree may be reversed, modified, annulled, set aside or vacated.



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4.9       If the Escrow Agent receives any written instructions  contrary to the instructions contained in this Agreement, the Escrow Agent may continue to hold the Transfer Documents or Purchase Shares until the lawful determination of the issue between the parties hereto.

4.10 If protest is made, to any action contemplated by the Escrow Agent under this Agreement, the Escrow Agent may continue to hold the Transfer Documents or Purchase Shares until the right to the documents is legally determined by a court of competent jurisdiction or otherwise.

4.11 If written notice of protest is made by either the Purchaser or the Vendor to the Escrow Agent to any action contemplated by the Escrow Agent under this Agreement, and such notice sets out reasons for such protest, the Escrow Agent will be entitled to continue to hold the Transfer Documents or the Purchase Shares until the right to the documents is legally determined by a court of competent jurisdiction or otherwise.

4.12 The Escrow Agent may resign as Escrow Agent by giving not less then ten (10) days' notice thereof to each of the Purchaser or the Vendor. The Purchaser and the Vendor may terminate the Escrow Agent by giving to the Escrow Agent a notice of termination executed by each of them not less than ten (10) days' prior to the proposed date of termination. The resignation or termination of the Escrow Agent will be effective and the Escrow Agent will cease to be bound by this Agreement on the date that is ten (10) days after the date of receipt of the termination notice given hereunder or on such other date as the Escrow Agent, the Purchaser and the Vendor may agree upon. All indemnities granted to the Escrow Agent will survive the termination of this Agreement or the resignation or termination of the Escrow Agent.

4.13 Notwithstanding anything herein to the contrary, the Escrow Agent may act upon any written instructions given by the Vendor and the Purchaser jointly.

4.14 Notwithstanding anything to the contrary contained herein, in the event of any dispute arising between the Purchaser and the Vendor or between any other persons or between any of them with respect to the Asset Purchase Agreement, this Agreement or any matters arising thereto, or with respect to the Shares, the Escrow Agent may in its sole discretion deliver and interplead the Transfer Documents and the Purchase Shares into court and such delivery and interpleading will be an effective discharge to the Escrow Agent.

4.15 The Escrow Agent is under no responsibility to take any action whatsoever unless and until the fees and disbursements of the Escrow Agent due or reasonably expected to accrue are paid in full.

5.        COUNTERPARTS

5.1 This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.



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                                       -7-

6.        GENERAL

6.1       Except  as  herein  otherwise  Provided,  no  subsequent   alteration,
amendment, change or addition to this Agreement will be binding upon the parties hereto unless reduced to writing and signed by the parties.

6.2 This Agreement will enure to the benefit of and be binding upon the parties and their respective heirs, executors, administrators, successors, and assigns.

6.3 The parties will execute and deliver all such further documents, do or cause to be done all such further acts and things, and give all such further assurances as may be necessary to give full effect to the provisions and intent of this Agreement.

6.4 This Agreement will be governed by and construed in accordance with the law of British Columbia.

6.5 Any notice required or permitted to be given under this Agreement will be in writing and may be given by delivering, sending by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy, or sending by prepaid registered mail posted in Canada the United States and Australia, the notice to the addresses set forth on the first page of this agreement (or to such other address or facsimile number as any party may specify by notice in writing to another party). Any notice delivered or sent by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy on a business clay will be deemed conclusively to have been effectively given on the day the notice was delivered, or the transmission was sent successfully, as the case may be. Any notice sent by prepaid registered mail will be deemed conclusively to have been effectively given on the third business day after posting; but if at the time of posting or between the time of posting and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

6.6       Time is of the essence of this Agreement.

6.7 Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement on the date of such communication by the party so delivering such copy, subject to delivery of an originally executed copy of this Agreement to the other party hereto within two weeks of the date of delivery of the copy sent via the electronic communication.



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6.8       It is understood  and agreed by the parties to this Agreement that the only duties and obligations of the Escrow Agent are those specifically stated herein and no other.


IN WITNESS WHEREOF the parties have caused this Agreement to be executed under seal and delivered this ----- day of January, 1999.


CLARK, WILSON


Per: --------------------------------
     Partner



BING0.COM, INC.


Per: --------------------------------
     Authorized Signatory


BINGO, INC.


Per: --------------------------------
     Authorized Signatory